UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2025
Arbor Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32136	20-0057959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Earle Ovington Boulevard, Suite 900 Uniondale, NY	11553
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 506-4200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 6.375% Series D Cumulative Redeemable, par value $0.01 per share	ABR-PD	New York Stock Exchange
Preferred Stock, 6.25% Series E Cumulative Redeemable, par value $0.01 per share	ABR-PE	New York Stock Exchange
Preferred Stock, 6.25% Series F Fixed-to-Floating Rate Cumulative Redeemable, par value $0.01 per share	ABR-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Joseph Martello
On December 29, 2025, Joseph Martello notified Arbor Realty Trust, Inc. (the “Company”) of his decision to retire and resign from the Board of Directors (the "Board") of the Company effective December 31, 2025. Mr. Martello served as a director of the Company since 2003. Mr. Martello's resignation did not result from any disagreement with the Company on any matter relating to the Company's operations, policies or practices.
The Company thanks Mr. Martello for his dedicated service and significant contributions during his tenure with the Company and wish him well in his future endeavors.
Appointment of John Natalone
On January 5, 2026, the Board has elected Mr. Natalone to serve as a Class II director of the Company to fill the vacancy on the Board created by the resignation of Mr. Martello discussed above. There was no arrangement or understanding between Mr. Natalone and any other person pursuant to which Mr. Natalone was appointed as a director. The Board has determined that Mr. Natalone is not independent under the applicable listing standards and therefore has not appointed Mr. Natalone to any committees of the Board. Mr. Natalone’s compensation as a director will be based on the compensation program described in the Company’s Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 17, 2025.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

Date: January 5, 2026	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer